UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-08025
                                  ---------------------------------
        Global Income Fund, Inc.
     --------------------------------------------------------------
        (Exact name of registrant as specified in charter)

        11 Hanover Square, New York, NY 10005
     --------------------------------------------------------------
        (Address of principal executive offices)     (Zip code)

        Thomas B. Winmill, President
        11 Hanover Square
        New York, NY 10005
     --------------------------------------------------------------
        (Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-344-6310
                                                   ----------------

Date of fiscal year end:  12/31
                        ------------------
Date of reporting period:  1/1/04 - 12/31/04
                         ---------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

Item 1. Report to Shareholders

GLOBAL INCOME                                 [LOGO OF GLOBAL INCOME FUND]
FUND
--------------------------------------------------------------------------------
ANNUAL REPORT
December 31, 2004

                                                                  American Stock
                                                                Exchange Symbol:

                                                                             GIF
11 Hanover Square
New York, NY 10005

1-800-278-4353

www.globalincomefund.net

COUNTRY ALLOCATION

[CHART APPEARS HERE]

Germany                  18.46%
United Kingdom           11.15%
United States            10.84%
Netherlands               9.89%
France                    7.99%
Supranational/Other       7.59%
Australia                 6.47%
Austria                   4.17%
Canada                    4.17%
Sweden                    4.07%
Denmark                   3.93%
Japan                     3.91%
Cyprus                    1.97%
Italy                     1.97%
Hungary                   1.95%
Korea                     1.47%


                               PORTFOLIO ANALYSIS

 Currency Diversification                              Ratings

U.S. Dollar              23%                 AAA                43%
Euro                     57%                 AA                  9%
British Pound            16%                 A                  41%
Australian Dollar         2%                 BBB                 5%
                         98%                 [LESSER THAN] BBB   0%
                                             NR                  0%
                                                                98%

Above are unaudited approximate percentages of total net assets, and may not add up to 100%, due to leverage or other assets, rounding, and other factors.

                                                       American Stock
GLOBAL INCOME FUND                                     Exchange Symbol: GIF
11 Hanover Square, New York, NY 10005
www.globalincomefund.net

                                                                January 28, 2005

Fellow Shareholders:

     It is a pleasure to submit this 2004 Annual Report for Global Income Fund, and to welcome our new shareholders who find attractive the Fund's quality approach to global income investing. Global Income Fund invests primarily in investment grade fixed income securities issued by governments and corporations throughout the world.

     In 2004, the Fund had a market total return on the American Stock Exchange of 3.45% on a net asset value total return of 3.57%. With a 19.50% market total return in the second half of the year, long term shareholders who stood fast in the face of market volatility were well rewarded, particularly those who increased their investment through the Fund's rights offering which concluded in June 2004. As a reminder, in the Fund's rights offering, which was almost three times oversubscribed, the Fund issued 1,745,315 additional shares of common stock at a price of $4.05, which compares with a current price of $4.70. Interestingly, for the three years ended December 31, 2004, the Fund had a market total return of 23.64%, as compared to the Lehman Brothers Aggregate Bond Index's return of 19.80% and the S&P 500 return of 11.27%, according to Morningstar, Inc.

     As of year end, the Fund's portfolio was approximately 75% invested in non-U.S. dollar denominated investment grade fixed income securities, with about 57% in Eurodollars, 16% in British pounds, and 2% in Australian dollars, with U.S. dollar denominated investments making up the balance. All Fund portfolio investments were investment grade by actual or deemed rating, or in cash or cash equivalents.

                                  Market Report

     The Federal Reserve Bank initiated its current credit tightening policy on June 30, 2004, when the federal funds rate stood at 1%. At the next five consecutive meetings of the Federal Open Market Committee (FOMC) of the Federal Reserve Bank, the FOMC raised the federal funds rate by 0.25% at each meeting, bringing it to 2.25% at December 31, 2004. Despite the fact that the growth in the U.S. economy (GDP) in the fourth quarter slowed to an annualized pace of 3.1%, following a 4% gain in the third quarter, the 2004 annualized growth rate of 4.4% was the largest U.S. economic gain since 1999. Year over year, job growth, though moderate, is increasing, consumer confidence is growing, and many corporate sectors have reported an increase in buying power.

     Looking ahead at the fixed income markets, however, we remain somewhat cautious for many of the same reasons we expressed last year. Manufacturing is showing signs of strength and demand for consumer goods, especially those deemed durable goods, is strong, but at the same time workers wages, in the 4th quarter of 2004, grew at the slowest pace in almost six years. Combining this with the rising cost of health benefits, the result could lead to a slowdown in consumer spending. Yet, a move towards "full employment," forcing businesses to raise salaries to attract workers could possibly result in higher wages, alleviating some of this problem. The deficit may continue to put pressure on the U.S.dollar and this pressure could continue until demand for our "cheaper" products continues to pick up abroad. Middle Eastern conflicts, as well as homeland security concerns, we believe, are likely to continue for some time and may well have a dampening effect on spending, as well as consumer confidence. We expect that the economy could continue to grow at a slower pace than is reflected by the improving economic numbers, until more of the "fragility" in the economy is removed or we find ourselves in a much more robust economy than we are in now. We think the Federal Reserve will continue to increase rates at a very measured pace, and closely watch the weekly economic numbers for signs of weakness. If the economy slows by mid-year 2005, we anticipate the FOMC resisting further rate increases.

                               Distribution Policy

     The Fund has a managed quarterly distribution policy, which is intended to provide shareholders with a relatively stable cash flow and reduce or eliminate the Fund's market price discount to its net asset value per share. Under the current policy, distributions of approximately 7% of the Fund's net asset value per share on an annual basis are intended to be paid primarily from ordinary income and any net capital gains, with the balance representing return of capital. This policy is subject to regular review at the Board's quarterly meetings and the amount of the distribution may vary depending on the Fund's net asset value per share at the time of declaration. Although the distribution rate may be reduced reflecting lower current interest rates, we continue to believe shares of the Fund are a sound value and attractive for investors seeking a high level of income, with capital appreciation as a secondary objective.

                           Dividend Reinvestment Plan

     We believe the Fund's pursuit of its investment objectives by investing primarily in a global portfolio of investment grade fixed income securities is attractive for investors seeking a high level of income, with capital appreciation as a secondary objective. The Fund's Dividend Reinvestment Plan is a very effective way to also add to your holding because quarterly dividend distributions are reinvested without charge, which can contribute importantly to growing your investment over time. For further details, see the description of the Dividend Reinvestment Plan on page 12. Please call-1-800-937-5449 and an Investor Service Representative will be happy to assist you.

     We appreciate your support and look forward to serving your investment needs in the months and years ahead.

                                   Sincerely,

                /s/ Thomas B. Winmill                /s/ Marion E. Morris
                Thomas B.Winmill                     Marion E.Morris
                President                            Senior Vice President
                                                     Portfolio Manager

GLOBAL INCOME FUND, INC.               2

              Schedule of Portfolio Investments - December 31,2004

       Par Value                                                                                     Market Value
----------------                                                                                   ---------------
                    DEBT SECURITIES (94.70%)
                    Australia (6.47%)
     A$1,000,000    BHP Finance Ltd., 6.25% Notes, due 8/15/08 ................................    $       794,416
      $1,000,000    National Australia Bank, 8.60% Subordinated Notes, due 5/19/10 ............          1,189,015
        $300,000    Principal Financial Group, 144A, 8.20% Senior Notes, due 8/15/09* .........            346,454
                                                                                                   ---------------
                                                                                                         2,329,885
                                                                                                   ---------------

                    Austria (4.17%)
 (euro)1,000,000    Republic of Austria, 5.25% Euro Medium Term Notes, due 1/04/11 ............          1,502,515
                                                                                                   ---------------

                    Canada (4.17%)
 (euro)1,000,000    Province of Quebec, 5.50% Euro MediumTerm Notes, due 2/05/10 ..............          1,502,765
                                                                                                   ---------------

                    Cyprus (1.97%)
   (euro)500,000    Republic of Cyprus, 4.375% Euro Medium Term Notes, due 7/15/14 ............            710,033
                                                                                                   ---------------

                    Denmark (3.93%)
  (pound)700,000    Deutsche Ausgleichsbank, 5.75% Euro Medium Term Notes, due 12/07/11 .......          1,414,125
                                                                                                   ---------------

                    France (7.99%)
 (euro)1,000,000    Elf Aquitaine, 4.50% Senior Unsubordinated Notes, due 3/23/09 .............          1,429,146
 (euro)1,000,000    Societe Nationale des Chemins de Fer Francais, 4.625% Euro Medium Term
                     Notes, due 10/25/09 ......................................................          1,446,947
                                                                                                   ---------------
                                                                                                         2,876,093
                                                                                                   ---------------

                    Germany (18.46%)
(pound)1,000,000    Dresdner Bank Aktiengesellschaft, 7.75% Subordinated Bonds, due 12/07/07 ..          2,052,046
 (euro)1,000,000    Kreditanstalt fuer Wiederaufbau, 3.50% Euro Global Bond, due 4/17/09 ......          1,390,958
 (euro)1,000,000    Kreditanstalt fuer Wiederaufbau, 5.25% Euro Global Bond, due 1/04/10 ......          1,493,612
   (euro)500,000    Phillips Electronics NV, 6.125% Senior Unsubordinated Notes, due 5/16/11 ..            770,296
  (pound)500,000    RWE Finance B.V., 4.625% Notes, due 8/17/10 ...............................            938,808
                                                                                                   ---------------
                                                                                                         6,645,720
                                                                                                   ---------------

                    Hungary (1.95%)
   (euro)500,000    Republic of Hungary, 4% Bonds, due 9/27/10 ................................            700,965
                                                                                                   ---------------

                    Italy (1.97%)
   (euro)500,000    Enel-Societa Per Azioni, 4.75% Euro Medium Term Notes, due 6/12/18 ........            710,875
                                                                                                   ---------------

                    Japan (3.91%)
 (euro)1,000,000    Toyota Motor Credit Corp., 4.125% Euro Medium Term Notes,  due 1/15/08 ....          1,409,522
                                                                                                   ---------------

                    Korea (1.47%)
        $500,000    Korea Development Bank, 5.75% Notes, due 9/10/13 ..........................            530,917
                                                                                                   ---------------

See accompanying notes to financial statements.    3    GLOBAL INCOME FUND, INC.

              Schedule of Portfolio Investments - December 31,2004

       Par Value                                                                                     Market Value
----------------                                                                                   ---------------
                    Netherlands (9.89%)
   (euro)500,000    ABN Amro Bank NV, 4.75% Euro Medium Term Notes, due 1/04/14 ...............    $       728,773
 (euro)1,000,000    Aegon N.V., 4.625% Euro Medium Term Notes, due 4/16/08 ....................          1,422,502
 (euro)1,000,000    Nederlandse Waterschapsbank, 4% Notes, due 2/11/09 ........................          1,406,959
                                                                                                   ---------------
                                                                                                         3,558,234
                                                                                                   ---------------

                    Sweden (4.07%)
 (euro)1,000,000    Kingdom of Sweden, 5% Eurobonds, due 1/28/09 ..............................          1,465,635
                                                                                                   ---------------

                    United Kingdom (11.15%)
      $1,000,000    National Westminster Bank, 7.375% Subordinated Notes, due 10/01/09 ........          1,139,590
 (euro)1,000,000    Tesco PLC, 4.75% Euro Medium Term Notes, due 4/13/10 ......................          1,448,516
 (euro)1,000,000    Vodafone Group Plc, 4.625% Euro Medium Term Notes, due 1/31/08 ............          1,423,727
                                                                                                   ---------------
                                                                                                         4,011,833
                                                                                                   ---------------

                    United States (5.54%)
        $500,000    CIT RV Trust 1998-A B 6.29% Subordinated Bonds, due 1/15/17 ...............            507,500
      $1,500,000    Federal Home Loan Bank, 2.625% Notes, due 10/16/06 ........................          1,485,518
                                                                                                   ---------------
                                                                                                         1,993,018
                                                                                                   ---------------

                    Supranational/Other (7.59%)
  (pound)738,000    European Investment Bank, 5.50% Euro-Fungible Notes, due 12/07/11 .........          1,474,653
      $1,200,000    The International Bank for Reconstruction & Development, 5.05% Notes,
                     due 5/29/08 ..............................................................          1,259,520
                                                                                                   ---------------
                                                                                                         2,734,173
                                                                                                   ---------------
                      Total Debt Securities (cost: $31,365,989) ...............................         34,096,308
                                                                                                   ---------------

          Shares    PREFERRED STOCKS (5.30%)
----------------
                    United States (5.30%)
           5,000    BAC Capital Trust II, 7.00% ...............................................            133,600
           5,000    BAC Capital Trust III, 7.00% ..............................................            134,250
           5,000    Corporate-Backed Trust Certificates, 6.00% (G.S.) .........................            122,000
          25,000    Corporate-Backed Trust Certificates, 8.20% (MTR) ..........................            682,000
          20,000    Disney (Walt) Company, 7.00% ..............................................            529,200
           5,000    SATURNS SM, 5.87% .........................................................            122,250
           6,900    Wells Fargo Capital Trust V, 7.00% ........................................            183,540
                                                                                                   ---------------

                      Total Preferred Stocks (cost: $1,797,500) ...............................          1,906,840
                                                                                                   ---------------

                        Total Investments (cost: $33,163,489)(100%) ...........................    $    36,003,148
                                                                                                   ===============

Note: Par value stated in currency indicated; market value stated in U.S.
dollars.

    * 144A securities may be sold to institutional investors only. The total market value of these securities at December 31, 2004, is $346,454, which represents 1.0% of total investments.

GLOBAL INCOME FUND, INC.    4    See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS:
  Investments at market value
   (cost:$33,163,489) (note 1) ........................   $   36,003,148
  Interest receivable .................................          808,293
  Other assets ........................................           19,120
                                                          --------------
    Total assets ......................................       36,830,561
                                                          --------------

LIABILITIES:
  Note payable ........................................           59,741
  Accrued expenses ....................................           72,115
  Accrued management fees .............................           11,599
  Accrued servicing fees ..............................           16,587
                                                          --------------
    Total liabilities .................................          160,042
                                                          --------------

NET ASSETS: (applicable to 7,377,539 shares
 outstanding: 20,000,000 shares of $.01 par value
 authorized) ..........................................   $   36,670,519
                                                          ==============

NET ASSET VALUE PER SHARE ($36,684,935 /7,377,539
 shares outstanding) ..................................   $         4.97
                                                          ==============

At December 31, 2004, net assets consisted of:
  Paid-in capital .....................................   $   40,718,432
  Accumulated net realized loss on investments and
   foreign currencies .................................       (6,940,869)
  Net unrealized appreciation on investments and
   foreign currencies .................................        2,892,956
                                                          --------------
                                                          $   36,670,519
                                                          ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2004

INVESTMENT INCOME:
  Interest (net of foreign tax withheld $11,838) ......   $    1,167,871
  Dividends ...........................................          141,857
                                                          --------------
    Total investment income ...........................        1,309,728
                                                          --------------

EXPENSES:
  Investment management (note 3) ......................          213,755
  Accounting and auditing (note 3) ....................          111,184
  Legal and compliance (note 3) .......................           64,380
  Directors ...........................................           39,475
  Printing ............................................           23,260
  Custodian ...........................................           17,860
  Registration ........................................           16,848
  Insurance ...........................................           11,712
  Transfer agent ......................................           11,362
  Other ...............................................            5,592
    Total operating expenses ..........................          515,428
    Loan interest and fees (note 5) ...................            2,287
                                                          --------------
    Total expenses ....................................          517,715
                                                          --------------
      Net investment income ...........................          792,013
                                                          --------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
 FOREIGN CURRENCIES:
  Net realized gain on investments and foreign
   currencies (note 4) ................................          815,671
  Unrealized appreciation on investments and foreign
   currencies during the year .........................        1,355,264
                                                          --------------
    Net realized and unrealized gain on investments
     and foreign currencies ...........................        2,170,935
                                                          --------------
    Net change in net assets resulting from
     operations .......................................   $    2,962,948
                                                          ==============

See accompanying notes to financial statements.    5    GLOBAL INCOME FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS For the Years Ended December 31, 2004 and
2003

                                                                            2004              2003
                                                                       --------------    --------------
OPERATIONS:
Net investment income ..............................................   $      792,013    $      984,022
Net realized gain on investments and foreign currencies ............          815,671           231,336
Unrealized appreciation on investments and foreign currencies ......        1,355,264         1,451,311
                                                                       --------------    --------------
  Net change in net assets resulting from operations ...............        2,962,948         2,666,669

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders ($0.25 and $0.22 per share,
 respectively) .....................................................       (1,607,586)       (1,215,358)
Tax return of capital to shareholders ($0.09 and $0.14 per share, ..         (573,375)         (767,761)
respectively)

CAPITAL SHARE TRANSACTIONS:
Net proceeds received from rights offering (1,745,315 shares
 issued) (note 8) ..................................................        6,875,737                 -
Reinvestment of distributions to shareholders (66,829 and 90,974
 shares, respectively) (note 6) ....................................          300,947           439,788
                                                                       --------------    --------------

    Total change in net assets .....................................        7,958,671         1,123,338

NET ASSETS:
Beginning of year ..................................................       28,711,848        27,588,510
                                                                       --------------    --------------
End of year ........................................................   $   36,670,519    $   28,711,848
                                                                       ==============    ==============

GLOBAL INCOME FUND, INC.    6    See accompanying notes to financial statements.

                          Notes to Financial Statements

(1) Global Income Fund, Inc., a Maryland corporation registered under the Investment Company Act of 1940, as amended, is a non-diversified, closed-end management investment company, whose shares are listed on the American Stock Exchange. The Fund's primary and fundamental objective is to provide a high level of income. The Fund's secondary, non-fundamental, investment objective is capital appreciation. The Fund pursues its investment objectives by investing primarily in a global portfolio of investment grade fixed income securities. The Fund is subject to the risk of price fluctuations of the securities held in its portfolio which is generally a function of the underlying credit ratings of an issuer, currency denomination, duration, and yield of its securities, and general economic and interest rate conditions. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities traded on a national securities exchange or the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on NMS are valued at the mean between the current bid and asked prices. Certain of the securities in which the Fund invests are priced through pricing services which may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features and ratings on comparable securities. Bonds may be valued according to prices quoted by a dealer in bonds which offers pricing services. If market quotations are not available or deemed reliable, then such securities are valued as determined in good faith under the direction of or pursuant to procedures established by the Fund's Board of Directors. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Forward contracts are marked to market and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed).Interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions to shareholders are recorded on the ex-dividend date. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At December 31, 2004, the Fund had an unused capital loss carryforward of approximately $6,940,900 of which $2,481,600 expires in 2007, $1,708,500 in 2008, $1,381,600 in 2009, and
$1,369,200 in 2011. No capital gain will be distributed until the capital loss carryforwards have been exhausted. Based on Federal income tax cost of $33,163,489, gross unrealized appreciation and gross unrealized depreciation were $2,877,163 and $37,504, respectively, at December 31, 2004. Distributions paid to shareholders during the year ended December 31, 2004 differ from net investment income and net gains (losses) from security, foreign currency, and futures transactions as a result of capital distributions due to the managed distribution policy of the Fund. These distributions are shown under "Distributions to Shareholders" in the Statements of Changes in Net Assets.

                                    7                   GLOBAL INCOME FUND, INC.

(3) The Fund retains CEF Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average weekly net assets of the Fund at the annual rate of 7/10 of 1% of the first $250 million, 5/8 of 1% from $250 million to $500 million, and 1/2 of 1% over $500 million. This fee is calculated by determining the average of net assets on each Friday of a month and applying the applicable rate to such average for the number of days in the month. Certain officers and directors of the Fund are officers and directors of the Investment Manager. The Fund reimbursed the Investment Manager $76,025 for providing at cost certain compliance services of $26,835 and accounting services of $49,190 for the year ended December 31, 2004.

(4) The Fund has an arrangement with its custodian and transfer agent whereby interest earned on uninvested cash balances is used to offset a portion of the Fund's expenses. Purchases and sales of securities other than short term notes aggregated $33,744,137 and $27,697,404, respectively, for the year ended December 31, 2004. A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts. The Fund had no forward currency contracts outstanding at December 31, 2004. Realized gains and losses arising from exchange differences are included in net realized gain on investments and foreign currencies in the statement of operations.

(5) The Fund may borrow through a committed bank line of credit. At December 31, 2004, there was $59,741 outstanding and the interest rate was at the borrower's option of (i) overnight federal funds or (ii) LIBOR (30, 60, 90 days), each as in effect from time to time, plus 0.75% per annum, calculated on the basis of actual days elapsed for a 360-day year. For the year ended December 31, 2004, the weighted average interest rate was 1.84% based on the balances outstanding during the period and the weighted average amount outstanding was $92,279.

(6) The tax character of distributions paid to shareholders for the years ended December 31, 2004 and 2003 was follows:

                                             2004          2003
                                         -----------   -----------
            Distributions paid from:
              Ordinary income            $ 1,607,586   $ 1,215,358
              Return of capital              573,375       767,761
                                         -----------   -----------
                                         $ 2,180,961   $ 1,983,119
                                         ===========   ===========

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

           Unrealized appreciation on investments and
            foreign currencies                         $ 2,892,956
           Capital loss carryforwards                   (6,940,869)
                                                       -----------
                                                       $(4,047,913)
                                                       ===========

Accounting principles generally accepted in the United States of America require certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2004, a permanent difference between book and tax accounting of $1,188,534 have been reclassified from accumulated net realized loss on investments and foreign currencies to paid-in capital as a result of the expiration of capital loss carryforward in the current year.

(7) Regarding concentration of credit risk, investing in securities of foreign issuers involves special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign issuers and in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets.

GLOBAL INCOME FUND,INC.                      8

(8) At December 31, 2004 there were 7,377,539 shares of $.01 par value common stock outstanding (20,000,000 shares authorized). The shares issued and resulting increase in paid-in capital in connection with reinvestment of dividends from net investment income during the years ended December 31, 2004 and 2003 were as follows:

                             Shares issued   Increase in paid-in capital
                             -------------   ---------------------------
          2004 ...........        66,829             $   300,947
          2003 ...........        90,974             $   439,788


During June 2004, the Fund issued 1,745,315 shares of common stock in connection with a rights offering of the Fund's shares. Shareholders of record on May 21, 2004 were issued one non-transferable right for each share owned. The rights entitled the shareholders to purchase one new share of common stock for every four rights held. These shares were issued at a subscription price of $4.05. Net proceeds to the Fund were $6,875,737 after deducting total expenses of $192,789.The net asset value per share of the Fund's common shareholders was reduced by approximately $0.21 per share as a result of the share issuance.

                                        9              GLOBAL INCOME FUND,INC.

                              FINANCIAL HIGHLIGHTS

                                                                                 Years Ended December 31,
                                                          ----------------------------------------------------------------------
                                                             2004           2003           2002           2001           2000
                                                          ----------     ----------     ----------     ----------     ----------
PER SHARE DATA
Net asset value at beginning of year ..................   $     5.16     $     5.04     $     5.44     $     5.72     $     5.77
                                                          ----------     ----------     ----------     ----------     ----------
Income from investment operations:
  Net investment income ...............................          .11            .18            .28            .32            .42
  Net realized and unrealized gain (loss)
   on investments .....................................          .25            .30           (.18)          (.04)           .11
                                                          ----------     ----------     ----------     ----------     ----------
Total from investment operations ......................          .36            .48            .10            .28            .53
                                                          ----------     ----------     ----------     ----------     ----------
Dilution from rights offering .........................         (.21)             -              -              -              -
                                                          ----------     ----------     ----------     ----------     ----------
Less distributions:
  Distributions to shareholders .......................         (.25)          (.22)          (.28)          (.36)          (.42)
  Tax return of capital to shareholders ...............         (.09)          (.14)          (.22)          (.20)          (.16)
                                                          ----------     ----------     ----------     ----------     ----------
    Total distributions ...............................         (.34)          (.36)          (.50)          (.56)          (.58)
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value at end of year ........................   $     4.97     $     5.16     $     5.04     $     5.44     $     5.72
                                                          ==========     ==========     ==========     ==========     ==========
Per share market value at end of year .................   $     4.82     $     5.01     $     4.60     $     4.91     $     4.69
                                                          ==========     ==========     ==========     ==========     ==========
TOTAL RETURN ON NET ASSET
 VALUE BASIS (a) ......................................         3.57%         10.22%          0.04%          2.33%          9.05%
                                                          ==========     ==========     ==========     ==========     ==========
TOTAL RETURN ON MARKET VALUE BASIS (a) ................         3.45%         17.25%          3.60%         15.94%         19.75%
                                                          ==========     ==========     ==========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) ...........   $   36,671     $   28,712     $   27,589     $   29,110     $   29,783
                                                          ==========     ==========     ==========     ==========     ==========
Ratio of expenses before loan interest, commitment
 fees and nonrecurring expenses .......................         1.66%          1.61%          1.44%          1.72%          1.38%
                                                          ==========     ==========     ==========     ==========     ==========
Ratio of total expenses to average net assets (b) .....         1.67%          1.61%          1.44%          1.73%          2.69%
                                                          ==========     ==========     ==========     ==========     ==========
Ratio of net investment income to average net assets ..         2.49%          3.54%          5.35%          5.94%          8.31%
                                                          ==========     ==========     ==========     ==========     ==========
Portfolio turnover rate ...............................           97%           146%           162%           160%           259%
                                                          ==========     ==========     ==========     ==========     ==========

(a) Total return on market value basis is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total return on net asset value basis will be higher than total return on market value basis in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total return on net asset value basis will be lower than total return on market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years. Total return calculated for a period of less than one year is not annualized. The calculation does not reflect brokerage commissions, if any.

(b) Ratio after custodian credits was 1.72% and 2.66%, for the years ended December 31, 2001, and 2000. There were no custodian credits for the years ended December 31, 2004, 2003 and 2002.

GLOBAL INCOME FUND, INC.                                 10

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Global Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Global Income Fund, Inc. including the schedule of portfolio investments as of December 31, 2004 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Income Fund, Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

                                             TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 15, 2005

                                       11               GLOBAL INCOME FUND, INC.

                                 PRIVACY POLICY

Global Income Fund, Inc. recognizes the importance of protecting the personal and financial information of its shareholders. We consider each shareholder's personal information to be private and confidential. This describes the practices followed by us to protect our shareholders' privacy. We may obtain information about you from the following sources: (1) information we receive from you on forms and other information you provide to us whether in writing, by telephone, electronically or by any other means; (2) information regarding your transactions with us, our corporate affiliates, or others. We do not sell shareholder personal information to third parties. We will collect and use shareholder personal information only to service shareholder accounts. This information may be used by us in connection with providing services or financial products requested by shareholders. We will not disclose shareholder personal information to any nonaffiliated third party except as permitted by law. We take steps to safeguard shareholder information. We restrict access to nonpublic personal information about you to those employees and service providers who need to know that information to provide products or services to you. With our service providers we maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. Even if you are no longer a shareholder, our Privacy Policy will continue to apply to you. We reserve the right to modify, remove or add portions of this Privacy Policy at any time.

                            WWW.GLOBALINCOMEFUND.NET

Visit us on the Internet at www.globalincomefund.net. The site provides information about the Fund including market performance, net asset value (NAV), dividends, press releases, and shareholder reports. For further information, you can email us at info@globalincomefund.net. The Fund is a member of the Closed-End Fund Association (CEFA).Its website address is www.cefa.com. CEFA is solely responsible for the content of its website.

                               QUARTERLY HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Internet site at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room. Copies of this information can be obtained, after paying a duplicating fee, by e-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. The Fund's Investment Company Act file number is 811-08025. The Fund makes the information on Form N-Q available to shareholders upon request free of charge by e-mail request to info@globalincomefund.net or by calling toll-free 1-800-472-4160.

                                  PROXY VOTING

The Fund's Proxy Voting Guidelines (the "Guidelines") as well as its voting record for the 12 months ended December 31, 2004, are available without charge, by calling the Fund collect at 1-212-344-6310 and on the SEC's website at http://www.sec.gov. The Guidelines are also posted on the Fund's website at http://www.globalincomefund.net.

                           DIVIDEND REINVESTMENT PLAN

The Fund has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Board of Directors or a committee thereof in additional shares. If the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the greater of that NAV per share or 95% of that Market Price per share. If the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the day before the dividend or distribution payment date or, if that day is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on any of these days, then the mean between the closing bid and asked quotations for the shares on the Exchange on such day, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

GLOBAL INCOME FUND, INC.               12                              Unaudited

                              MANAGED DISTRIBUTIONS

The Board's current policy is to provide investors with a stable quarterly distribution out of current income, supplemented by realized capital gains, and to the extent necessary, paid-in capital. The Fund is subject to U.S. corporate, tax, and securities laws. Under U.S. tax accounting rules, the amount of distributable net income is determined on an annual basis and is dependent during the fiscal year on the aggregate gains and losses realized by the Fund and, to a lesser extent, the actual exchange rate between the U.S. dollar and the currencies in which Fund assets are denominated. Therefore, the exact amount of distributable income can only be determined as of the end of the Fund's fiscal year. Under the U.S. Investment Company Act of 1940, however, the Fund is required to indicate the source of each distribution to shareholders. The Fund estimates that distributions for the fiscal period commencing January 1, 2005, including the distributions paid quarterly, are comprised approximately two-thirds of net investment income and the balance from paid-in capital. This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of currencies in which Fund assets are denominated. In January after each fiscal year, a Form 1099 DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment.

                         HISTORICAL DISTRIBUTION SUMMARY

                                      Investment   Return of
             Period                     Income       Capital    Total
-----------------------------------   ----------   ---------   --------
2004 ..............................   $    0.245   $   0.090   $  0.335
2003 ..............................   $    0.220   $   0.140   $  0.360
2002 ..............................   $    0.280   $   0.220   $  0.500
2001 ..............................   $    0.360   $   0.200   $  0.560
2000 ..............................   $    0.420   $   0.160   $  0.580
6 Months Ended 12/31/99 ...........   $    0.230   $   0.070   $  0.300
12 Months Ended 6/30/99 ...........   $    0.550   $   0.130   $  0.680
12 Months Ended 6/30/98 ...........   $    0.520   $   0.320   $  0.840

--------------------------------------------------------------------------------

                                   STOCK DATA

Price (12/31/04) ....................................................   $  4.82
Net Asset Value (12/31/04) ..........................................   $  4.97
Discount ............................................................      3.02%

American Stock Exchange Symbol: GIF Newspaper exchange listings appear under an abbreviation, such as: Glinc

                         2005 DISTRIBUTION PAYMENT DATES

Declaration          Record             Payment
-----------          ------             -------

March 1              March 17           March 31

June 2               June 16            June 30

September 1          September 16       September 30

December 2           December 15        December 30

--------------------------------------------------------------------------------

                          RESULTS OF THE ANNUAL MEETING

The Fund's Annual Meeting was held on September 7, 2004 at the offices of the Fund at 11 Hanover Square, 12th Floor, New York, New York for the purpose of electing the following directors to serve as follows with the votes received as set forth below:

Director            Class     Term    Expiring*   Votes For   Votes Withheld
-----------------   -----   -------   ---------   ---------   --------------
James E. Hunt        II     5 years     2009      5,204,506      228,705
Bruce B. Huber       II     5 years     2009      5,200,027      233,184
John B. Russell      III    1 years     2005      5,198,495      234,716

*And until his successor is duly elected and qualifies. Directors whose term of office continued after the meeting are Peter K. Werner, Thomas B. Winmill, and Bassett S. Winmill.

Unaudited                              13               GLOBAL INCOME FUND, INC.

                                FUND INFORMATION

      Investment Manager                Custodian
      CEF Advisers, Inc.                State Street Bank & Trust Co.
      11 Hanover Square                 801 Pennsylvania Avenue
      New York, NY 10005                Kansas City, MO 64105

      Independent Registered Public     Stock Transfer Agent and Registrar
      Accounting Firm                   American Stock Transfer & Trust Co.
      Tait, Weller & Baker              59 Maiden Lane
      1818 Market St., Suite 2400       New York, NY 10038
      Philadelphia, PA 19103            www.amstock.com
                                        1-800-278-4353

                             DIRECTORS AND OFFICERS

The following table sets forth certain information concerning the other Directors currently serving on the Board of the Fund. Each Director who is deemed to be an "interested person" because he is an "affiliated person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk.

                                                                                       Number of
                                                                                      Portfolios      Other Public
                                                                                     in Investment       Company
                                                                                    Company Complex   Directorships
Name, Principal Occupation, Business Experience For                                   Overseen by        Held by
Past Five Years, Address, and Age                                  Director Since      Director         Director
----------------------------------------------------------------   --------------   ---------------   -------------
Class I:

PETER K. WERNER - Since 1996 he has taught and directed many            1997               5                0
programs at The Governor Dummer Academy. Previously he was Vice
President of Money Market Trading at Lehman Brothers. He was
born on August 16, 1959.

Class II:

JAMES E. HUNT - He is a Managing Director of Hunt Howe Partners         2004               5                0
LLC executive recruiting consultants. He was born on December 14, 1930.

BRUCE B. HUBER, CLU, ChFC, MSFS - He is a Financial                     2004               5                0
Representative with New England Financial, specializing in financial, estate and insurance matters. He was born on February 7, 1930.

Class III:

JOHN B. RUSSELL - He is a Director of Wheelock, Inc., a                 2004               5                0
manufacturer of signal products, and a consultant for the
National Executive Service Corps. He was born on February 9,
1923. Investment Manager. He is a member of the New York State Bar and the SEC
Rules Committee of the Investment Company Institute. He was born on June 25,
1959.

GLOBAL INCOME FUND, INC.               14                              Unaudited

Class IV

THOMAS B.WINMILL* - He is President, Chief Executive Officer,           1997               5              Bexil
and General Counsel of the Fund, as well as the other investment                                       Corporation
companies (collectively, the "Investment Company Complex")                                              and Tuxis
advised by CEF Advisers, Inc. (the "Investment Manager") and its                                       Corporation
affiliates, and of Winmill & Co. Incorporated ("WCI"). He also is President of the Investment Manager. He is a member of the
New York State Bar and the SEC Rules Committee of the Investment
Company Institute. He was born on June 25, 1959.

Class V:

BASSETT S.WINMILL* - He is Chairman of the Board of the Fund,           1997               1              Bexil
the Investment Manager and its affiliates, and WCI. He is a                                            Corporation
member of the New York Society of Security Analysts, the                                                and Tuxis
Association for Investment Management and Research, and the                                            Corporation
International Society of Financial Analysts. He was born on
February 10, 1930.

*He is an "interested person" of the Fund as defined in the 1940 Act due to his affiliation with the Investment Manager. Bassett S. Winmill is the father of Thomas B. Winmill.

Messrs. Huber, Hunt, Russell and Werner also serve on the Audit and Nominating Committees of the Board. Mr.Thomas Winmill also serves on the Executive Committee of the Board.

The executive officers, other than those who serve as Directors, and their relevant biographical information are set forth below. Their address of record is 11 Hanover Square, New York, New York 10005.

Name and Age              Principal Occupation During Past 5 years
------------------------  -----------------------------------------------------
William G. Vohrer         Chief Accounting Officer, Chief Financial Officer,
Born on August 17, 1950   Treasurer and Vice President since 2001. He also is
                          Chief Accounting Officer, Chief Financial Officer,
                          Treasurer and Vice President of the other investment companies in the Investment Company Complex, the Investment Manager and WCI and its affiliates. From
                          1999 to 2001, he consulted on accounting matters.

Marion E. Morris          Senior Vice President since 2000. She is also a
Born on June 17, 1945     Senior Vice President of the other investment
                          companies in the Investment Company Complex, the Investment Manager and WCI and its affiliates. She is Director of Fixed Income and a member of the Investment Policy Committee of the Investment Manager.
                          Previously, she served as Vice President of Salomon
                          Brothers, The First Boston Corporation, and Cantor
                          Fitzgerald.

Monica Pelaez             Vice President, Secretary and Chief Compliance
Born on November 5, 1971  Officer since 2000. She also is Vice President,
                          Secretary and Chief Compliance Officer of the other investment companies in the Investment Company
                          Complex, the Investment Manager, and WCI and its affiliates. She is a member of the New York State Bar.

Unaudited                              15               GLOBAL INCOME FUND, INC.

================================================================================

   This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Pursuant to
   Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase shares of its own common stock in the open market. These purchases may be made from time to time, at such times and in such amounts as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.

================================================================================

GLOBAL INCOME FUND, INC.               16                              Unaudited

GLOBAL INCOME FUND
------------------
11 Hanover Square
New York, NY 10005



Printed on recycled paper [GRAPHIC APPEARS HERE]

GIF-AR-12/04

Item 2. Code of Ethics

(a) The registrant has adopted a code of ethics (the "Code") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)  No information need be disclosed pursuant to this paragraph.

(c)  Not applicable.

(d)  Not applicable.

(e)  Not applicable.

(f)  (1)  The Code is attached hereto as Exhibit 99.CODE ETH.

     (2) The text of the Code can be on the registrant's website, www.globalincomefund.net.

     (3) A copy of the Code may be obtained free of charge by calling collect 1-212-344-6310.

Item 3. Audit Committee Financial Expert

The registrant's Board of Directors has determined that it has four "audit committee financial experts" serving on its audit committee, each of whom are "independent" Directors: Bruce B. Huber, James E. Hunt, John B. Russell and Peter K. Werner. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

          AUDIT FEES

          2003 - $16,250
          2004 - $16,500

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

          AUDIT RELATED FEES

          2003 - $1,000
          2004 - $1,000

     Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, including the issuance of a report on internal controls and review of periodic reporting.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

           TAX FEES

           2003 - $3,250
           2004 - $3,500

     Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

           ALL OTHER FEES

           2003 - N/A
           2004 - $3,500

     All other fees relate to the registrant's 2004 rights offering.

(e) (1) The registrant's audit committee has adopted a policy to consider for pre-approval any non-audit services proposed to be provided by the auditors to the registrant, and any non-audit services proposed to be provided by such auditors to the registrant's investment manager, if any, which have a direct impact on registrant operations or financial reporting. Such pre-approval of non-audit services proposed to be provided by the auditors to the registrant is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the registrant to the auditor in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit.

     (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g) The aggregate fees proposed to be billed or billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment manager, and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the registrant were $38,750 and $41,000, respectively.

(h) The registrant's audit committee has considered the provision of non-audit services that were rendered by accountant to the registrant's investment manager and its affiliates, including, if applicable, any that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, to be compatible with maintaining the independence of the accountant, taking into account representations from the accountant, in accordance with Independence Standards Board requirements and the meaning of the Securities laws administered by the SEC, regarding its independence from the registrant, its investment manager and the investment manager's affiliates.

Item 5. Audit Committee of Listed Registrants

     The registrant has a standing audit committee. The members of the audit committee are Bruce B. Huber, James E. Hunt, John B. Russell and Peter K. Werner.

Item 6. Schedule of Investments

     Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

                  Amended Proxy Voting Policies and Procedures

                                   Foxby Corp.
                            Global Income Fund, Inc.
                                Midas Fund, Inc.
                        Midas Special Equities Fund, Inc.
                                Tuxis Corporation

Foxby Corp., Global Income Fund, Inc., Midas Fund, Inc., Midas Special Equities Fund, Inc. and Tuxis Corporation (the "Funds") delegate the responsibility for voting proxies of portfolio companies held in each Fund's portfolio to Institutional Shareholder Services, Inc. ("ISS"). The Proxy Voting Guidelines of ISS are incorporated by reference herein as each Fund's proxy voting policies and procedures, as supplemented by the terms hereof. Each Fund retains the right to override the delegation to ISS on a case-by-case basis, in which case the ADDENDUM -- NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES supercede the Proxy Voting Guidelines of ISS in their entirety. In all cases, a Fund's proxies will be voted in the best interests of the Fund.

     With respect to a vote upon which a Fund overrides the delegation to ISS, to the extent that such vote presents a material conflict of interest between the Fund and its investment adviser, distributor, or any affiliated person of the Fund's investment adviser or distributor, the Fund will disclose such conflict to, and obtain consent from, its Independent Directors, or a committee thereof, prior to voting the proxy.





January 1, 2004





--------
1 For the open-end investment companies, Midas Fund, Inc. and Midas Special Equities Fund, Inc., the investment adviser is Midas Management Corporation and the distributor is Investor Service Center, Inc. For Foxby Corp. and Global Income Fund, Inc., the investment adviser is CEF Advisers, Inc. Tuxis Corporation is internally managed. The closed-end funds, Foxby Corp., Global Income Fund, Inc. and Tuxis Corporation, do not have a distributor.

2 Each Fund's Independent Directors are those directors who are not interested persons of the Fund, its investment adviser and distributor.

                                   ADDENDUM --
               NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES

These proxy voting policies and procedures are intended to provide general guidelines regarding the issues they address. As such, they cannot be "violated." In each case the vote will be based on maximizing shareholder value over the long term, as consistent with overall investment objectives and policies.

BOARD AND GOVERNANCE ISSUES

     o    Board of Director Composition

Typically, we will not object to slates with at least a majority of independent directors.

We generally will not object to shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

     o    Approval of Independent Auditors

We will evaluate on a case-by-case basis instances in which the audit firm has a significant audit relationship with the company to determine whether we believe independence has been compromised.

We will review and evaluate the resolutions seeking ratification of the auditor when fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

We will carefully review and evaluate the election of the audit committee chair if the audit committee recommends an auditor whose fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

     o    Increase Authorized Common Stock

We will generally support the authorization of additional common stock necessary to facilitate a stock split.

We will generally support the authorization of additional common stock.

     o    Blank Check Preferred Stock

Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend and conversion rights) are determined at the discretion of the Board when the stock is issued. Although such an issue can in theory be used for financing purposes, often it has been used in connection with a takeover defense. Accordingly, we will generally evaluate the creation of blank check preferred stock.

     o    Classified or "Staggered" Board

On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms. Companies argue that such Boards offer continuity in direction which promotes long-term planning. However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats.

We will vote on a case-by-case basis on issues involving classified boards.

     o    Supermajority Vote Requirements

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of simple majority. Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.

We will vote on a case-by-case basis regarding issues involving supermajority voting.

     o    Restrictions on Shareholders to Act by Written Consent

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage or outstanding shares that would be required to effect the proposed action at a shareholder meeting.

We will generally not object to proposals seeking to preserve the right of shareholders to act by written consent.

     o    Restrictions on Shareholders to Call Meetings

We will generally not object to proposals seeking to preserve the right of the shareholders to call meetings.

     o    Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increase costs of director's liability insurance, many states have passed laws limiting director liability for those acting in good faith. Shareholders, however, often must opt into such statutes. In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

We will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their Boards.

     o    Reincorporation

Corporations are in general bound by the laws of the state in which they are incorporated. Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeovers laws.

We typically will not object to reincorporation proposals.

     o    Cumulative Voting

Cumulative voting allows shareholders to cumulate their votes behind one or a few directors running for the board - that is, cast more than one vote for a director thereby helping a minority of shareholders to win board representation. Cumulative voting generally gives minority shareholders an opportunity to effect change in corporate affairs.

We typically will not object to proposals to adopt cumulative voting in the election of directors.

     o    Dual Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

We will vote on a case-by-case basis dual classes of stock. However, we will typically not object to dual classes of stock.

     o    Limit Directors' Tenure

In general, corporate directors may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.

Accordingly, we will vote on a case-by-case basis regarding attempts to limit director tenure.

     o    Minimum Director Stock Ownership

The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation. The purpose of this resolution is to encourage directors to have the same interest as other shareholders.

We normally will not object to resolutions that require corporate directors to own shares in the company.

EXECUTIVE COMPENSATION

     o    Disclosure of CEO, Executive, Board and Management Compensation

On a case-by-case basis, we will support shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.

     o    Compensation for CEO, Executive, Board and Management

We typically will not object to proposals regarding executive compensation if we believe the compensation clearly does not reflect the current and future circumstances of the company.

     o    Formation and Independence of Compensation Review Committee

We normally will not object to shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

     o    Stock Options for Board and Executives

We will generally review the overall impact of stock option plans that in total offer greater than 25% of shares outstanding because of voting and earnings dilution.

We will vote on a case-by-case basis option programs that allow the repricing of underwater options.

In most cases, we will oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.

Generally, we will support options programs for outside directors subject to the same constraints previously described.

     o    Employee Stock Ownership Plan (ESOPs)

We will generally not object to ESOPs created to promote active employee ownership. However, we will generally oppose any ESOP whose purpose is to prevent a corporate takeover.

     o    Changes to Charter or By-Laws

We will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder's best interests.

     o    Confidential Voting

Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast. This enables management to contact dissenting shareholders in an attempt to get them to change their votes.

We generally will not object to confidential voting.

     o    Equal Access to Proxy

Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations. In some cases they would actually allow shareholders to nominate directors. Companies suggest that such proposals would make an increasingly complex process even more burdensome.

In general, we will not oppose resolutions for equal access proposals.

     o    Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover. Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts.

We will not object to the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices. In evaluating a particular golden parachute, we will examine if considered material total management compensation, the employees covered by the plan, and the quality of management and all other factors deemed pertinent.

MERGERS AND ACQUISITIONS

     o    Mergers, Restructuring and Spin-offs

A merger, restructuring, or spin-off in some way affects a change in control of the company's assets. In evaluating the merit of each issue, we will consider the terms of each proposal. This will include an analysis of the potential long-term value of the investment.

On a case by case basis, we will review management proposals for merger or restructuring to determine the extent to which the transaction appears to offer fair value and other proxy voting policies stated are not violated.

     o    Poison Pills

Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval. Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.

We typically will not object to most proposals to put rights plans up for a shareholder vote. In general, poison pills will be reviewed for the additional value provided to shareholders, if any.

     o    Anti-Greenmail Proposals

Greenmail is the payment a corporate raider receives in exchange for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders.

We generally will support anti-greenmail provisions.

     o    Opt-Out of State Anti-takeover Law

A strategy for dealing with anti-takeover issues has been a shareholder resolution asking a company to opt-out of a particular state's anti-takeover laws.

We generally will not object to bylaws changes requiring a company to opt out of state anti-takeover laws. Resolutions requiring companies to opt into state anti-takeover statutes generally will be subject to further review for appropriateness.

     o    Other Situations

In the event an issue is not addressed in the above guidelines, we will determine on a case-by-case basis any proposals that may arise from management or shareholders. To the extent that a proposal from management does not infringe on shareholder rights, we will generally support management's position. We may also elect to abstain or not vote on any given matter.


January 1, 2004

                      ISS Proxy Voting Guidelines Summary

Following is a concise summary of ISS's proxy voting policy guidelines.

1.   Auditors

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

o Tenure of the audit firm
o Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price
o Length of the rotation period advocated in the proposal
o Significant audit-related issues

2.   Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally, vote CASE-BY-CASE.  But WITHHOLD votes from:

o Insiders and affiliated outsiders on boards that are not at least majority independent
o Directors who sit on more than six boards
o Compensation Committee members if there is a disconnect between the CEO's pay and performance

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Open Access (shareholder resolution)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3.   Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent. Vote for proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings. Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote against proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.   Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.   Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.   Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.   Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.   Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

o It is intended for financing purposes with minimal or no dilution to current shareholders
o It is not designed to preserve the voting power of an insider or significant shareholder

9.   Executive and Director Compensation

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.

Vote FOR a plan if the cost is reasonable (below the cap) unless either of the following conditions apply:

o The plan expressly permits repricing without shareholder approval for listed companies; or
o There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o        Historic trading patterns
o        Rationale for the repricing
o        Value-for-value exchange
o        Option vesting
o        Term of the option
o        Exercise price
o        Participation

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:

o Purchase price is at least 85 percent of fair market value
o Offering period is 27 months or less, and
o Potential voting power dilution (VPD) is 10 percent or less.
Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

o Advocate performance-based equity awards (indexed options, premium-priced options, performance-vested awards), unless the proposal is overly restrictive or the company already substantially uses such awards
o Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.  Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

o FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.
o AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

     Not required at this time.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of
Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures

     (a) The Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

     (b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a)(i) above.

Item 12. Exhibits

     (a)(1) Code of Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.CODE ETH.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibits EX-31 and EX-32.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                Global Income Fund, Inc.

                                By:   /s/ Thomas B. Winmill
                                   ---------------------------------------------
                                      Thomas B. Winmill, President

                                Date: March 11, 2005

                                By:   /s/ William G. Vohrer
                                   ---------------------------------------------
                                      William G. Vohrer, Treasurer

                                Date: March 11, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                By:   /s/ Thomas B. Winmill
                                   ---------------------------------------------
                                      Thomas B. Winmill, President

                                Date: March 11, 2005

                                By:   /s/ William G. Vohrer
                                   ---------------------------------------------
                                      William G. Vohrer, Treasurer

                                Date: March 11, 2005